UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2020

e.l.f. Beauty, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37873	46-4464131
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

570 10th Street
Oakland, CA 94607
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (510) 778-7787
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ELF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 12, 2020, the Board of Directors (the “Board”) of e.l.f. Beauty, Inc. (the “Company”) increased the size of the Board from nine to ten directors and appointed Kenneth Mitchell, Jr. to the Board as a Class II director, each effective as of November 16, 2020. Mr. Mitchell’s initial term will expire at the Company’s 2021 annual meeting of stockholders.
Mr. Mitchell, age 45, is the Chief Marketing Officer of Snap Inc. (NYSE: SNAP), the parent company of Snapchat, a position he has held since June 2019. Prior to joining Snap, Mr. Mitchell was the VP of Marketing, Brand Content and Engagement, at McDonald's Corporation (NYSE: MCD) from February 2018 to June 2019. From March 2015 to February 2018, Mr. Mitchell was the Head of Consumer Engagement at Gatorade, a division of PepsiCo (NASDAQ: PEP). Mr. Mitchell has a B.A. in sociology and economics from Dartmouth College and an M.B.A. from The Tuck School of Business at Dartmouth.
Mr. Mitchell will be entitled to compensation for his service as a member of the Board that is consistent with the compensatory arrangements the Company has in place with its other non-employee directors. The Company expects to enter into the Company’s standard form of indemnification agreement with Mr. Mitchell.
There was no arrangement or understanding pursuant to which Mr. Mitchell was appointed to the Board. There are no family relationships between Mr. Mitchell and any director or executive officer of the Company, or any person chosen by the Company to become a director or executive officer. There are no related party transactions of the kind described in Item 404(a) of Regulation S-K in which Mr. Mitchell was or is a participant.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

e.l.f. Beauty, Inc.

Date: November 16, 2020	By:	/s/ Scott Milsten
Scott Milsten
SVP and General Counsel